UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 11, 2008

ZONES, INC.
(Exact name of Registrant as Specified in its Charter)

WASHINGTON	0-28488	91-1431894
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:           (253) 205-3000

________________________________

Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
________________________________

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2008, the compensation committee of the Board of Directors of Zones, Inc. (the “Company”) approved certain adjustments to executive officer compensation, including increases in base salaries and approval of the Company’s 2008 executive officer bonus programs.  The adjustments to executive officer compensation described below were made in connection with each such corporate officer’s annual performance review.  The bonus programs are designed to reward the Company’s executive officers based on the achievement of specified Company and individual performance targets.

Base Salaries

The compensation committee approved the following increases in executive base salaries, with each increase to be effective as of January 1, 2008:

Officer	Annual Base Salary
Firoz H. Lalji	$ 500,000
Christina Corley	$ 320,000
Ronald P. McFadden	$ 230,000
Anwar Jiwani	$ 210,000

2008 Executive Bonus Programs

The compensation committee approved two compensation programs for executive officers: the 2008 Senior Executive Bonus Plan and the 2008 Sales Executive Bonus Plan.  The bonus plans are consistent with the Company’s 2007 bonus programs and are in alignment with the goals of the Company’s short term incentive compensation program, which is to reward the Company’s executives for attaining targeted financial performance.  Under the bonus plans, the Company’s senior executives (including the CEO) would be eligible to receive an annual bonus of up to 200% of individual target awards if the Company achieved 125% of it annual operating budget plan (after accrual of bonuses), and sales executives would be eligible to receive bonuses based on the achievement of specified earnings targets for individual divisions on a quarterly basis.

The compensation committee retains the right to change the bonus programs at any time and its approval of the terms of the bonus programs is not deemed to create an enforceable agreement between the Company and any employee.  No rights to any awards exist unless and until the compensation committee authorizes payment of such award under any bonus program.

Item 9.01.  Financial Statements and Exhibits.

99.1	Zones, Inc. 2008 Senior Executive Bonus Plan
99.2	Zones, Inc. 2008 Sales Executive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONES, INC.

Dated: March 17, 2008	/s/ RONALD P. MCFADDEN

By: Ronald P. McFadden
Its: Secretary and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT No.	DESCRIPTION

99.1	Zones, Inc. 2008 Senior Executive Bonus Plan
99.2	Zones, Inc. 2008 Sales Executive Bonus Plan